                                                                   Exhibit 99.13

                        Minnesota Life Insurance Company
                                Power of Attorney
                         To Sign Registration Statements

     WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and



     WHEREAS, Variable Fund D ("Fund D") (2-29624 and 2-89208) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and



     WHEREAS, Variable Annuity Account ("Variable Annuity Account") (2-97564, 33 12333, 33-80788, 333-79069, 333-79049, 333-91784, 33-62147, 333-111067, 333
136242, 333-140230, 333-182763 and Waddell & Reed Advisors Retirement Builder II Variable Annuity) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and



     WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account") (33-3233, 33-64395, 333-96383, 333-109853 and 333-120704) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and



     WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") (33-85496) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies registered under the Securities Act of 1933, and



     WHEREAS, Minnesota Life Individual Variable Universal Life Account ("Individual Variable Universal Life Account") (333-144604, 333-148646 and 333-183590) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering individual variable universal life insurance policies registered under the Securities Act of 1933.



     NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Gary R. Christensen as attorney in fact for the purpose of signing his name and on our behalf as Director of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.

       Signature                         Title                     Date
       ---------                         -----                     ----

/s/  Robert L. Senkler            Chairman of the Board,      June 10, 2013
--------------------------        President and Chief
     Robert L. Senkler            Executive Officer


/s/  Mary K. Brainerd             Director                    June 10, 2013
--------------------------
     Mary K. Brainerd


                                  Director
--------------------------
     John W. Castro


/s/  Gary R. Christensen          Director                    June 10, 2013
--------------------------
     Gary R. Christensen


/s/  Sara H. Gavin                Director                    June 10, 2013
--------------------------
     Sara H. Gavin


/s/  John F. Grundhofer           Director                    June 10, 2013
--------------------------
     John F. Grundhofer


/s/  Christopher M. Hilger        Director                    June 10, 2013
--------------------------
     Christopher M. Hilger


/s/  John H. Hooley               Director                    June 10, 2013
--------------------------
     John H. Hooley


                                  Director
--------------------------
    Trudy A. Rautio


/s/  Bruce P. Shay                Director                    June 10, 2013
--------------------------
     Bruce P. Shay


/s/  Warren J. Zaccaro            Director                    June 10, 2013
--------------------------
     Warren J. Zaccaro